UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2010

Date of Report

(Date of earliest event reported)

Commission file number 333-95485 STRATEGIC PARTNERS, INC. (Exact name of registrant as specified in its charter)
Wyoming (State or other jurisdiction of incorporation or organization)	77-0494696 (I.R.S. Employer Identification No.)
2274 South 1300 East, #G - 15-264, Salt Lake City, Utah (Address of principal executive offices)	84106 (Zip code)
Registrant’s telephone number, including area code: (801) 514-9726

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Special Note Regarding Forward-looking Statements

This Current Report on Form 8-K of Strategic Partners, Inc. contains forward-looking statements.  Words such as “may,” “expect,” “believe,” “anticipate,” “estimate,” “project,” or “continue” or comparable terminology used in connection with any discussion of future events or operating results are forward-looking statements.  You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All forward-looking statements reflect our present expectation of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 22, 2010, Strategic Partners, Inc. (the “Company”) engaged Michael J. Larsen, Certified Public Accountant, as our independent registered public accounting firm.  The decision to engage Michael J. Larsen was approved by our board of directors and during the two most recent fiscal years ended December 31, 2009 and 2008, and through the date of engagement, neither we nor anyone on our behalf consulted with Michael J. Larsen regarding either:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Michael J. Larsen concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)  any matter that was either the subject of a disagreement or a reportable event.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Complimentary Arrangements of Certain Officers

On November 15, 2010 our board of directors (the “Board”) appointed John W. Peters to fill the directorship vacancy on our Board.  Mr. Peters will serve as director for a term of one year or until he is replaced by a qualified director.  Our Board determined that Mr. Peters’ experience as a director and officer of other public reporting companies would be an asset to the Company as we move forward in our efforts to seek out business opportunities.

On November 15, 2010, Mr. Peters was also appointed by the Board as Secretary/Treasurer of the Company.  He is 59 years old and currently serves as President of Development Specialties, Inc., a property management company.  He has been with that company since 1999.  He also serves as a director of Bingham Canyon Corporation and Cancer Capital Corp., companies that have a class of securities registered with the Securities and Exchange Commission (the “SEC”) pursuant to Section 12.  Mr. Peters studied business administration at Long Beach Community College and California Polytechnic State University in San Louis Obispo, California.

Mr. Peters has not been involved in any legal proceedings during the past ten years that are material to an evaluation of his ability or integrity.

Section 8 – Other Events

Item 8.01 Other Events

Strategic Partners, Inc. is currently working toward bringing the Company current in our filings with the SEC.  An Order Instituting Administrative Proceedings and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934 was served to the Company by the SEC on October 27, 2010.  The purpose of the proceeding is to determine whether it is appropriate or necessary for the SEC to suspend or revoke the registration of the Company’s securities registered under Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) because we have not remained current in our Exchange Act reports.  Management is currently focused on preparing and filing the delinquent reports, but we cannot guarantee that the Company will avoid deregistration of its securities under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2011	STRATEGIC PARTNERS, INC. By: /s/ Frank J. Weinstock Frank J. Weinstock President

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